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                           PROSPECTUS SUPPLEMENT TO

                VAN ECK EMERGING MARKETS GROWTH FUND PROSPECTUS

                            DATED DECEMBER 30, 1996

AMENDMENT TO THE PROSPECTUS--"MANAGEMENT--INVESTMENT ADVISER, MANAGER AND ADMINISTRATOR"

Gary Greenberg, C.F.A., has joined Van Eck Associates Corporation, the investment adviser (the "Adviser") to Emerging Markets Growth Fund (the "Fund") and will continue to manage the Fund in that capacity. Mr. Greenberg had previously managed the Fund as Chief Investment Officer of Peregrine Asset Management (Hong Kong) Limited, which until January 13, 1998 was the sub-investment adviser to the Fund.

AMENDMENT TO THE PROSPECTUS--"EXCHANGE PRIVILEGE"

Fund shareholders may exchange their shares as described in the next sentence into any of the series of Van Eck/Chubb Funds, Inc. ("VEC Fund"), which are:
Capital Appreciation Fund, Global Income Fund, Government Securities Fund, Growth and Income Fund, Money Market Fund, Tax-Exempt Fund and Total Return Fund. Shareholders with Class A shares of the Fund (except for those with Investors Fiduciary Trust Company fiduciary retirement accounts, who must effect a "transfer of assets" to VEC Fund's custodian, Firstar Trust Company) may exchange into a series of VEC Fund at net asset value. Shareholders of the U.S. Government Money Fund series of Van Eck Funds who acquired those shares other than pursuant to the Exchange Privilege may exchange into a series of VEC Fund subject to payment of the applicable sales charge. The Fund and VEC Fund reserve the right to modify or terminate their Exchange Privileges or to limit or reject any exchange. For more information on the Fund's Exchange Privilege, see "Exchange Privilege" in the Prospectus. For more information on VEC Fund, including investment objectives and policies, sales charges and expenses, consult the VEC Fund Prospectus. Copies of the Van Eck Funds and VEC Fund Prospectuses may be obtained by calling 1-800-826-2333 or by writing to Van Eck Global at 99 Park Avenue, New York, New York 10016.

                 PROSPECTUS SUPPLEMENT DATED FEBRUARY 26, 1998

                                                                    VEM 802 148